UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 10, 2010
Date of Report (date of earliest event reported)
AVISTAR COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)
Delaware	000-31121	88-0463156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1875 S. Grant Street, 10th Floor, San Mateo, California 94402
(Address of principal executive offices, including zip code)
(650) 525-3300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Avistar Communications Corporation (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 10, 2010.  At the Annual Meeting, the stockholders approved a stock option exchange program (the “Exchange Program”), pursuant to which eligible holders of stock options will be offered the opportunity to exchange their eligible options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans, for a smaller number of new options at a lower exercise price.  The terms and conditions of the Exchange Program are described in the Company’s Proxy Statement dated April 30, 2010.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 21, 2010, the board of directors of the Company (the “Board”), adopted certain amendments to the Bylaws of the Company, subject to stockholder approval.  At the Annual Meeting, the stockholders approved the amendment and restatement of the Bylaws as described in the Company’s Proxy Statement dated April 30, 2010.  The Bylaws are filed as Exhibit 3.1 hereto, and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The information contained in Items 5.02 and 5.03 above are incorporated by reference.  At the Annual Meeting, the stockholders of the Company elected to the Board the individuals listed below.  Each director will serve until the next annual meeting or in each case until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non Votes*
Gerald J. Burnett	27,717,798	835,836	7,112,297
William L. Campbell	27,681,121	872,513	7,112,297
Craig F. Heimark	28,542,494	11,140	7,112,297
R. Stephen Heinrichs	26,030,016	2,523,618	7,112,297
Robert M. Metcalfe	28,541,954	11,680	7,112,297
Robert F. Kirk	28,094,548	459,086	7,112,297

*	Broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to approve the amendment and restatement of the Company’s bylaws	27,651,157	892,063	10,414	7,112,297
Proposal to approve the 2010 Employee Stock Purchase Plan (the “ESPP”)	28,499,198	54,436	0	7,112,297
Proposal to approve a stock option exchange program pursuant to which eligible holders of stock options will be offered the opportunity to exchange their eligible options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans, for a smaller number of new options at a lower exercise price	27,645,206	900,396	8,032	7,112,297
Proposal to ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010	35,421,780	805	243,346

The ESPP is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Avistar Communications Corporation.
10.1	2010 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION
Date: June 16, 2010	/s/ Elias MurrayMetzger
Elias MurrayMetzger
Chief Financial Officer, Chief Administrative Office and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Avistar Communications Corporation.
10.1	2010 Employee Stock Purchase Plan.